Exhibit C

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Gintel Fund, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Gintel Fund for the period ended 6/30/03 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Gintel Fund for the stated period.


    /s/ Stephen G. Stavrides
    ------------------------
    Stephen G. Stavrides
    President, Gintel Fund

    /s/ Stephen G. Stavrides
    ------------------------
    Stephen G. Stavrides
    Treasurer, Gintel Fund



Dated: 8/28/03


A signed original of this written statement required by Section 906 has been provided to Gintel Fund and will be retained by Gintel Fund and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Gintel Fund for purposes of the Securities Exchange Act of 1934.